                                 EXHIBIT (C)(14)

                       FORM OF RESTRICTED STOCK AGREEMENT



(A) Form of Restricted Stock Agreements relating to restricted stock granted by the Company to employees of the Company and its affiliates who are participants in the SERP:

        (i) Restricted Stock granted under the 1990 Stock Incentive Plan:

               (a)    Form of Restricted Stock Agreement

        (ii) Restricted Stock granted under the 1992 Stock Incentive Plan:

               (a)    Form of Restricted Stock Agreement

(B) Form of Restricted Stock Agreements relating to restricted stock granted by the Company to employees of the Company and its affiliates who are not participants in the SERP:

        (i) Restricted Stock granted under the 1990 Stock Incentive Plan:

               (a)    Form of Restricted Stock Agreement

        (ii) Restricted Stock granted under the 1992 Stock Incentive Plan:

               (a)    Form of Restricted Stock Agreement

(C) Form of Amendments of restricted stock which was issued pursuant to the Agreements listed in Exhibit (c)(14)(A) or (B) and which is held by employees of the Company and its affiliates who are participants in the SERP

               (a)    Form of Amendment dated as of February 2, 1998

(D) Form of Amendments of restricted stock which was issued pursuant to the Agreements listed in Exhibit (c)(14)(A) or (B) and which is held by employees of the Company and its affiliates who are not participants in the SERP

               (a)    Form of Amendment dated as of February 2, 1998

                                                        EXHIBIT (c)(14)(A)(i)(a)


                          COMPUTER SCIENCES CORPORATION
                            1990 STOCK INCENTIVE PLAN

                           RESTRICTED STOCK AGREEMENT

                                                             RS NO.

            This Restricted Stock Agreement ("Agreement") is made and entered into as of the _____ day of __________, 19__ (the "Award Date") by and between Computer Sciences Corporation, a Nevada corporation (the "Company"), and a full-time employee of the Company and/or one or more of its subsidiaries (the "Employee").

            WHEREAS, the Company's 1990 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company on May 7, 1990 and approved by the shareholders of the Company on August 13, 1990;

            WHEREAS, pursuant to the Plan, the Company is authorized to sell shares of its common stock, par value $1.00 per share (the "Common Stock"), to any employee of the Company or its subsidiaries upon such terms and conditions as shall be determined by the committee of the Board of Directors administering the Plan (the "Committee"); and

            WHEREAS, the Company desires to sell shares of Common Stock to the Employee, and the Employee desires to purchase such shares from the Company, upon the terms and conditions set forth herein, which terms and conditions have been approved by the Committee;

            NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

            1. Sale of Restricted Shares. The Company hereby sells to the Employee, and the Employee hereby purchases from the Company, __________ shares of Common Stock (the "Restricted Shares"), which Restricted Shares are subject to all of the terms and conditions set forth in this Agreement, including, without limitation, the restrictions on transfer imposed pursuant to Section 2 hereof. The purchase price for the Restricted Shares is $1.00 per share, and the Company hereby acknowledges the sufficiency of such purchase price and the Company's receipt thereof on or prior to the date upon which this Agreement shall be executed and on or within 60 days following the Award Date.

            2 Certain Restrictions on Transfer.

            (a) No Restricted Share shall be sold, exchanged, assigned, alienated, pledged, hypothecated, gifted or otherwise transferred in any manner other than pursuant to Section 8 hereof; provided, however, that upon the expiration of each "Forfeiture Period" indicated below (or the earlier termination of such Forfeiture Period pursuant to the provisions of this Agreement), the foregoing restrictions on transfer shall cease to apply to the percentage of the Restricted Shares subject to such Forfeiture Period:

               Percentage of                 Expiration of
               Restricted Shares             Forfeiture Period
               -----------------             -----------------


            (b) Notwithstanding the foregoing, if the Employee shall cease to be a full-time employee of the Company or any of its subsidiaries because of an approved leave of absence, any Forfeiture Period that would otherwise expire during such leave of absence shall instead continue until and expire upon the earlier of (i) the first date thereafter upon which the Employee shall again be a full-time employee of the Company or any of its subsidiaries, or (ii) two years after the date upon which such leave of absence shall have commenced.

            3. Early Termination of Forfeiture Periods.

            (a) Immediately prior to the occurrence of any of the following events (or, if the Employee shall not be a full-time employee of the Company or any of its subsidiaries on the date of such event because of an approved leave of absence, upon the first day thereafter on which the Employee shall again have become a full-time employee of the Company or any of its subsidiaries), all applicable Forfeiture Periods shall terminate and no Restricted Share shall thereafter be subject to the restrictions on transfer imposed pursuant to
Section 2 hereof:

                        (i) the termination of the Employee's status as a
            full-time employee of the Company or any of its subsidiaries for no reason, or for 2 any reason, within three years following (A) the dissolution or liquidation of the Company, (B) a sale of substantially all of the property and assets of the Company, (C) a reorganization, merger or consolidation of the Company the consummation of which results in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company, (D) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or (E) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of
            Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) unless the Committee shall determine otherwise within ten business days thereafter, the public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Exchange Act) of such person or entity, has become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (ii), shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for or pursuant to the terms of any such plan;

            (b) In addition, the Committee, in its sole discretion, may accelerate the expiration or termination of any Forfeiture Period at any time and for any reason.

            4. Repurchase of Restricted Shares. Notwithstanding anything to the contrary in this Agreement, if any of the following events shall occur prior to the expiration or termination of any Forfeiture Period, then, unless the Committee shall determine otherwise, the Company shall repurchase all Restricted Shares subject to such Forfeiture Period at a purchase price of $1.00 per share:

            (a) the termination of the Employee's status as a full-time employee of the Company or any of its subsidiaries for no reason, or for any reason other than an approved leave of absence; or

            (b) the failure of the Employee again to have become a full-time employee of the Company or any of its subsidiaries within one year following the date upon which he or she shall have ceased to be a full-time employee of the Company or any of its subsidiaries because of- an approved leave of -absence.

            5. Payment of withholding Taxes.

            (a) If the Company becomes obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the sale of the Restricted Shares to the Employee pursuant to this Agreement or the termination of the restrictions imposed upon the Restricted Shares hereunder, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax (the date upon which the Company becomes so obligated shall be referred to herein as the "Withholding Date,), then the Employee shall pay such amount (the "Withholding Liability") to the Company on the Withholding Date in cash or by check payable to the Company.

            (b) Notwithstanding subsection (a) above, if the Employee is subject to Section 16 of the Exchange Act on the Award Date, then the Employee may not make a Withholding Election unless:

                        (i) the Company shall have been subject to the reporting
            requirements of Section 13(a) of the Exchange Act for at least one year prior thereto and shall have filed all reports and statements required to be filed pursuant to such section during such year;

                        (ii) the Company on a regular basis releases quarterly
            and annual summary statements of its sales and earnings (,Financial Data-) for publication on a wire service, in a financial news service or in a newspaper of general circulation, or Financial Data is otherwise made publicly available on a regular basis;

                        (iii) such Withholding Election is made during a period
            commencing on the third business day following a date upon which the Company releases Financial Data and ending on the twelfth business day following such date; and

                        (iv) such Withholding Election is not made during the
            six-month period commencing on the Award Date, except in the case of the death or disability of the Employee.

            (c) The Committee shall have sole discretion to approve or disapprove any Withholding Election and may adopt such rules and regulations as are consistent with and necessary to implement the foregoing. The Committee may permit the Employee to make a Withholding Election to pay withholding taxes in excess of the minimum amount required by law, provided that the amount of withholding taxes so paid does not exceed the estimated total federal, state and local tax liability of the Employee attributable to such sale or such termination of restrictions.

            6. Escrow.

            (a) Until a Forfeiture Period shall expire or terminate, (i) the record address of the holder of record of the Restricted Shares subject to such Forfeiture Period shall be c/o the Secretary of the Company at the address of the Company's principal executive office, (ii) the stock certificate representing such Restricted shares (together with any cash, property and/or securities comprising all or any part of such Restricted Shares as provided in
Section 7 hereof) shall be held in escrow in the custody of the Secretary of the Company, duly endorsed in blank or accompanied by a duly executed stock powers, and (iii) such stock certificate shall contain the following legend:

            "THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SHARES EVIDENCED BY THIS CERTIFICATE IN RESTRICTED IN ACCORDANCE WITH A CERTAIN RESTRICTED STOCK AGREEMENT BETWEEN THE NAMED SHAREHOLDER AND THE COMPANY."


            (b) From and after the date upon which a Forfeiture Period shall expire or terminate, the holder of record of the Restricted Shares subject to such Forfeiture Period shall be entitled (provided that the Employee shall have paid the Withholding Liability to the Company pursuant to Section 5 hereof) to receive the stock certificate representing such Restricted Shares (together with any cash, property and/or securities comprising all or any part of such Restricted Shares as provided in Section 7 hereof), which stock certificate shall not contain the legend set forth in subsection (a)(iii) above.

            7. Voting; Dividends; Certain Corporate Transactions. The holder of record of any Restricted Share shall be entitled to exercise all voting rights with respect to such share and to receive all regular, quarterly cash dividends paid with respect thereto. In the event that the outstanding securities of any class then comprising the Restricted Shares are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger" consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, then, unless the Committee shall determine otherwise, the term "Restricted Shares," as used in this Agreement, shall, from and after the date of such event, include such cash, property and/or securities so distributed in respect of the Restricted Shares, or into or for which the Restricted shares are so increased, decreased, exchanged or converted.

            8. Permitted Transfers. Notwithstanding anything to the contrary in this Agreement, the Employee may transfer any or all of the Restricted Shares by gift or sale (provided that the sale price of such Restricted Shares does not exceed $1.00 per share) to any of the following:

                        (a) one or more of the Employee's spouse, the Employee's
            son or daughter or a descendant of either, the Employee's father or mother or an ancestor of either, or the Employee's step-child or step-parent (each of the persons described in this clause (a) is referred to herein as a

            "Family Member"); and/or

                        (b) one or more trusts for the benefit of the Employee
            or one or more Family Members;

provided, however, that (x) such transferred Restricted Shares shall continue to be subject to all of the terms and conditions of this Agreement as if the Employee continued to hold such shares, and the transferee of such shares shall, in a duly executed document delivered to the Company and reasonably satisfactory in form and substance to the Committee, consent thereto and agree to be bound by all of the terms and conditions of this Agreement as if such transferee were the Employee, and (y) such transferee shall deliver to the Secretary of the Company a duly executed stock powers with respect to such transferred Restricted Shares, which stock powers shall be held in escrow by the Secretary pursuant to Section 6 hereof. In determining whether any person is or is not a Family Member for purposes of this Section 8, a legally adopted child shall be deemed to be a child by blood.

            9. Plan. The Restricted Shares are being sold hereunder pursuant to the Plan, as in effect on the Award Date, and are subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Employee, without his or her consent, of the Restricted Shares or of any of the Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Employee. Until the applicable Forfeiture Period with respect to a Restricted Share shall expire or terminate, the Company shall, upon written request therefor, send a copy of the Plan, in its then current form, to the holder of record of such Restricted Share.

            10. Employment Rights. No provision of this Agreement shall (a) confer upon the Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of the Employee, with or without cause, or (c) confer upon Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. The Employee hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment of the Employee at any time and for any reason, or for no reason, unless the Employee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise.

            11. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, on the one hand, and the Employee and his or her heirs, beneficiaries, legatees and personal representatives, an the other hand.

            12. Entire Agreement; Amendments and Waivers. This Agreement embodies the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be A-ended, modified, waived or canceled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

            13. Governing Law. This Agreement -shall be governed by and construed and enforced in accordance with the laws of the state of California applicable to contracts made and performed entirely within such state.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Award Date.


The foregoing is agreed to:                      COMPUTER SCIENCES CORPORATION


__________________________                       By___________________________
Employee:                                          Name:
SS#:                                               Title:


                                                 By___________________________
                                                   Name:
                                                   Title:

                                                      EXHIBIT (c)(14)(A)(ii)(a)



                         COMPUTER SCIENCES CORPORATION

                           1992 STOCK INCENTIVE PLAN

                           RESTRICTED STOCK AGREEMENT




                                                              RS No.



          This Restricted Stock Agreement ("Agreement") is made and entered into as of the ____________ day of ___________________, 19__ (the "Award Date")
by and between Computer Sciences Corporation, a Nevada corporation (the "Company"), and _____________________________, a full-time employee of the
Company and/or one or more of its subsidiaries (the "Employee").

          WHEREAS, the Company's 1992 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company on June 15, 1992 and approved by the shareholders of the Company on August 10, 1992;

          WHEREAS, pursuant to the Plan, the Company is authorized to sell shares of its common stock, par value $1.00 per share (the "Common Stock"), to any employee of the Company or its subsidiaries upon such terms and conditions as shall be determined by the committee of the Board of Directors administering the Plan (the "Committee"); and

          WHEREAS, the Company desires to sell shares of Common Stock to the Employee, and the Employee desires to purchase such shares from the Company, upon the terms and conditions set forth herein, which terms and conditions have been approved by the Committee;

          NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

          1. Sale of Restricted Shares. The Company hereby sells to the Employee, and the Employee hereby purchases from the Company, _____ ________ shares of Common Stock (the "Restricted Shares"), which Restricted Shares are subject to all of the terms and conditions set forth in this Agreement, including, without limitation, the restrictions on transfer imposed pursuant to
Section 2 hereof. The purchase price for the Restricted Shares is $1.00 per share, and the Company hereby acknowledges the sufficiency of such purchase price and the Company's receipt thereof on or prior to the date upon which this Agreement shall be executed and on or within 60 days following the Award Date.

          2.     Certain Restrictions on Transfer.

          (a) No Restricted Share shall be sold, exchanged, assigned, alienated, pledged, hypothecated, gifted or otherwise transferred in any manner other than pursuant to Section 8 hereof; provided, however, that upon the expiration of each "Forfeiture Period" indicated below (or the earlier termination of such Forfeiture Period pursuant to the provisions of this Agreement), the foregoing restrictions on transfer shall cease to apply to the percentage of the Restricted Shares subject to such Forfeiture Period:



           Percentage of      Expiration of
          Restricted Shares   Forfeiture Period
          -----------------   -----------------





          (b) Notwithstanding the foregoing, if the Employee shall cease to be a full-time employee of the Company or any of its subsidiaries because of an approved leave of absence, any Forfeiture Period that would otherwise expire during such leave of absence shall instead continue until and expire upon the earlier of (i) the first date thereafter upon which the Employee shall again be a full-time employee of the Company or any of its subsidiaries, or (ii) two years after the date upon which such leave of absence shall have commenced.

           3.                 Early Termination of Forfeiture Periods.

          (a) Immediately prior to the occurrence of any of the following events (or, if the Employee shall not be a full-time employee of the Company or any of its subsidiaries on the date of such event because of an approved leave of absence, upon the first day thereafter on which the Employee shall again have become a full-time employee of the Company or any of its subsidiaries), all applicable Forfeiture Periods shall terminate and no Restricted Share shall thereafter be subject to the restrictions on transfer imposed pursuant to Section 2 hereof:

                     (i) the termination of the Employee's status as a full-time employee of the Company or any of its subsidiaries for no reason, or for any reason, within three years following (A) the dissolution or liquidation of the Company, (B) a sale of substantially all of the property and assets of the Company, (C) a reorganization, merger or consolidation of the Company the consummation of which results in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company, (D) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or
           (E) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or

                     (ii) unless the Committee shall determine otherwise within ten business days thereafter, the public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Exchange Act) of such person or entity, has become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (ii), shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for or pursuant to the terms of any such plan;

          (b) In addition, the Committee, in its sole discretion, may accelerate the expiration or termination of any Forfeiture Period at any time and for any reason.

          4. Repurchase of Restricted Shares. Notwithstanding anything to the contrary in this Agreement, if any of the following events shall occur prior to the expiration or termination of any Forfeiture Period, then, unless the Committee shall determine otherwise, the Company shall repurchase all Restricted Shares subject to such Forfeiture Period at a purchase price of $1.00 per share:

          (a) the termination of the Employee's status as a full-time employee of the Company or any of its subsidiaries for no reason, or for any reason other than an approved leave of absence; or

          (b) the failure of the Employee again to have become a full-time employee of the Company or any of its subsidiaries within one year following the date upon which he or she shall have ceased to be a full-time employee of the Company or any of its subsidiaries because of an approved leave of absence.

          5.                  Payment of Withholding Taxes.

          (a) If the Company becomes obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the sale of the Restricted Shares to the Employee pursuant to this Agreement or the termination of the restrictions imposed upon the Restricted Shares hereunder, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax (the date upon which the Company becomes so obligated shall be referred to herein as the "Withholding Date"), then the Employee shall pay such amount (the "Withholding Liability") to the Company on the Withholding Date in cash or by check payable to the Company; provided, however, that, in the discretion of the Committee, the Employee may, pursuant to an irrevocable election of the Employee (a "Withholding Election") made on or prior to the Withholding Date, instead pay all or any part of the Withholding Liability by the delivery to the Company of a stock certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) thereof on the Withholding Date), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

          (b) Notwithstanding subsection (a) above, if the Employee is subject to Section 16 of the Exchange Act on the Award Date, then the Employee may not make a Withholding Election unless:

                     (i) (A) the Company shall have been subject to the reporting requirements of Section 13(a) of the Exchange Act for at least one year prior thereto and shall have filed all reports and statements required to be filed pursuant to such section during such year, (B) the Company on a regular basis releases quarterly and annual summary statements of its sales and earnings ("Financial Data") for publication on a wire service, in a financial news service or in a newspaper of general circulation, or Financial Data is otherwise made publicly available on a regular basis, and (C) such Withholding Election is made during a period commencing on the third business day following a date upon which the Company releases Financial Data and ending on the twelfth business day following such date; or

            (ii) such Withholding Election is made at least six months prior to the Withholding Date,.

          (c) The Committee shall have sole discretion to approve or disapprove any Withholding Election and may adopt such rules and regulations as are consistent with and necessary to implement the foregoing.

          6.                  Escrow.

          (a) Until a Forfeiture Period shall expire or terminate, (i) the record address of the holder of record of the Restricted Shares subject to such Forfeiture Period shall be c/o the Secretary of the Company at the address of the Company's principal executive office, (ii) the stock certificate representing such Restricted Shares (together with any cash, property and/or securities comprising all or any part of such Restricted Shares as provided in Section 7 hereof) shall be held in escrow in the custody of the Secretary of the Company, duly endorsed in blank or accompanied by a duly executed stock powers, and (iii) such stock certificate shall contain the following legend:

                     "The sale, pledge, hypothecation, assignment, transfer or other disposition of the shares evidenced by this certificate is restricted in accordance with a certain Restricted Stock Agreement dated as of (Award Date to be inserted) by and between the named shareholder and the Company."

          (b) From and after the date upon which a Forfeiture Period shall expire or terminate, the holder of record of the Restricted Shares subject to such Forfeiture Period shall be entitled (provided that the Employee shall have paid the Withholding Liability to the Company pursuant to Section 5 hereof) to receive the stock certificate representing such Restricted Shares (together with any cash, property and/or securities comprising all or any part of such Restricted Shares as provided in Section 7 hereof), which stock certificate shall not contain the legend set forth in subsection (a)(iii) above.

          7. Voting; Dividends; Certain Corporate Transactions. The holder of record of any Restricted Share shall be entitled to exercise all voting rights with respect to such share and to receive all regular, quarterly cash dividends paid with respect thereto. In the event that the outstanding securities of any class then comprising the Restricted Shares are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, then, unless the Committee shall determine otherwise, the term "Restricted Shares," as used in this Agreement, shall, from and after the date of such event, include such cash, property and/or securities so distributed in respect of the Restricted Shares, or into or for which the Restricted Shares are so increased, decreased, exchanged or converted.

           8. Permitted Transfers. Notwithstanding anything to the contrary in this Agreement, at any time following the expiration of six months after the Award Date the Employee may transfer any or all of the Restricted Shares to any person or entity ; provided, however, that (a) such transferred Restricted Shares shall continue to be subject to all of the terms and conditions of this Agreement as if the Employee continued to hold such shares, and the transferee of such shares shall, in a duly executed document delivered to the Company and reasonably satisfactory in form and substance to the Committee, consent thereto and agree to be bound by all of the terms and conditions of this Agreement as if such transferee were the Employee, and (b) such transferee shall deliver to the Secretary of the Company a duly executed stock powers with respect to such transferred Restricted Shares, which stock powers shall be held in escrow by the Secretary pursuant to Section 6 hereof.

          9. Plan. The Restricted Shares are being sold hereunder pursuant to the Plan, as in effect on the Award Date, and are subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Employee, without his or her consent, of the Restricted Shares or of any of the Employee's rights under this

Agreement. The interpretation and construction by the Committee of the Plan, this Agreement and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Employee. Until the applicable Forfeiture Period with respect to a Restricted Share shall expire or terminate, the Company shall, upon written request therefor, send a copy of the Plan, in its then current form, to the holder of record of such Restricted Share.

          10.        Employment Rights.  No provision of this Agreement shall
(a) confer upon the Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of the Employee, with or without cause, or (c) confer upon Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. THE EMPLOYEE HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OF THE EMPLOYEE AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS THE EMPLOYEE AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

          11. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, on the one hand, and the Employee and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

          12. Entire Agreement; Amendments and Waivers. This Agreement embodies the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be amended, modified, waived or cancelled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

           13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts made and performed entirely within such state.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Award Date.



The foregoing is agreed to:                    COMPUTER SCIENCES CORPORATION


________________________________               By______________________________
Employee:                                        Name:

                                                 Title:

SS#:



Grant Date:                                    By______________________________
                                                 Name:

Grant Price:                                     Title:

Chief Financial Officer

Options Granted:

                                                        EXHIBIT (C)(14)(B)(i)(a)

                          COMPUTER SCIENCES CORPORATION
                            1990 STOCK INCENTIVE PLAN

                           RESTRICTED STOCK AGREEMENT

                                                                          RS NO.

         This Restricted Stock Agreement ('Agreement') is made and entered into as of the_____________ day of,____________ 19___ (the 'Award Date') by and
between Computer Sciences Corporation, a Nevada corporation (the "Company'), and _____________, a full-time employee of the Company and/or one or more of its subsidiaries (the "Employee").

         WHEREAS, the Company's 1990 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company on May 7, 1990 and approved by the shareholders of the Company on August 13, 1990;

         WHEREAS, pursuant to the Plan, the Company is authorized to sell shares of its common stock, par value $1.00 per share (the "Common Stock"), to any employee of the Company or its subsidiaries upon such terms and conditions as shall be determined by the committee of the Board of Directors administering the Plan (the "Committee"); and

         WHEREAS, the Company desires to sell shares of Common Stock to the Employee, and the Employee desires to purchase such shares from the Company, upon the terms and conditions set forth herein, which terms and conditions have been approved by the Committee;

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

         1. Sale of Restricted Shares. The Company hereby sells to the Employee, and the Employee hereby purchases from the Company, _____________ shares of Common Stock (the "Restricted Shares"), which Restricted Shares are subject to all of the terms and conditions set forth in this Agreement, including, without limitation, the restrictions on transfer imposed pursuant to Section 2 hereof. The purchase price for the Restricted Shares is $1.00 per share, and the Company hereby acknowledges the sufficiency of such purchase price and the Company's receipt thereof on or prior to the date upon which this Agreement shall be executed and on or within 60 days following the Award Date.

         2. Certain Restrictions on Transfer.

         (a) No Restricted Share shall be sold, exchanged, assigned, alienated, pledged, hypothecated, gifted or otherwise transferred in any manner other than pursuant to Section 8 hereof; provided, however, that upon the expiration of each "Forfeiture Period" indicated below (or the earlier termination of such Forfeiture Period pursuant to the provisions of this Agreement), the foregoing restrictions on transfer shall cease to apply to the percentage of the Restricted Shares subject to such Forfeiture Period:

                  Percentage of                    Expiration of
                  Restricted Shares                Forfeiture Period
                  -----------------                -----------------


         (b) Notwithstanding the foregoing, if the Employee shall cease to be a full-time employee of the Company or any of its subsidiaries because of an approved leave of absence, any Forfeiture Period that would otherwise expire during such leave of absence shall instead continue until and expire upon the earlier of (i) the first date thereafter upon which the Employee shall again be a full-time employee of the Company or any of its subsidiaries, or (ii) two years after the date upon which such leave of absence shall have commenced.

         3. Early Termination of Forfeiture Periods.

         (a) Immediately prior to the occurrence of any of the following events, all applicable Forfeiture Periods shall terminate and no Restricted Share shall thereafter be subject to the restrictions on transfer imposed pursuant to
Section 2 hereof:

                  (i) unless the Committee shall determine otherwise within ten business days thereafter, the public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of such person or entity, has become the Beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "Person" and "entity," as used in this subsection (i), shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for or pursuant to the terms of any such plan;

                  (ii) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company, unless, prior to such date, the Board of Directors shall determine otherwise; or

                  (iii) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, unless, prior to such change of control, the Board of Directors shall determine otherwise.

         (b) Unless the Committee shall determine otherwise, including, without limitation, a determination to repurchase any such Restricted Shares pursuant to
Section 4(c) hereof, all applicable Forfeiture Periods shall terminate and no Restricted Shares shall thereafter be subject to the restrictions on transfer imposed pursuant to Section 2 hereof upon the occurrence of any of the following events:

                  (i) the dissolution or liquidation of the Company;

                  (ii) a sale of substantially all of the property and assets of the Company; or

                  (iii) a reorganization, merger or consolidation of the Company that results in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company.

         (c) In the event that the Employee shall not be a full-time employee of the Company or any of its subsidiaries on the date of any of the events specified in Section 3(a) or (b) hereof because of an approved leave of absence, such subsections shall become applicable to the Employee on the first date thereafter upon which the Employee shall again have become a full-time employee of the Company or any of its subsidiaries, provided that such day occurs within one year following the date upon which he or she shall have ceased to be such a full-time employee.

         (d) In addition, the Committee, in its sole discretion, may accelerate the expiration or termination of any Forfeiture Period at any time and for any reason.

         4. Repurchase of Restricted Shares. If any of the following events shall occur prior to the expiration or termination of any Forfeiture Period, then, unless the Committee shall determine otherwise, the Company shall repurchase all Restricted Shares subject to such Forfeiture Period at a purchase price of $1.00 per share:

         (a) the termination of the Employee's status as a full-time employee of the Company or any of its subsidiaries for no reason, or for any reason other than an approved leave of absence;

         (b) the failure of the Employee again to have become a full-time employee of the Company or any of its subsidiaries within one year following the date upon which he or she shall have ceased to be a full-time employee of the Company or any of its subsidiaries because of an approved leave of absence; or

         (c) the consummation of any of the following events (unless such event shall, pursuant to Section 3(b) hereof, cause such Forfeiture Period to terminate and such Restricted Shares to cease to be subject to the restrictions on transfer imposed pursuant to Section 2 hereof): (i) the dissolution or liquidation of the Company, (ii) a sale of substantially all of the property and assets of the Company or (iii) a reorganization, merger or consolidation of the Company that results in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company.

         5. Payment of Withholding Taxes.

         (a) If the Company becomes obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the sale of the Restricted Shares to the Employee pursuant to this Agreement or the termination of the restrictions imposed upon the Restricted Shares hereunder, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax (the date upon which the Company becomes so obligated shall be referred to herein as the "Withholding Date"), then the Employee shall pay such amount (the "Withholding Liability") to the Company on the Withholding Date in cash or by check payable to the Company; provided, however, that, in the discretion of the Committee, the Employee may, pursuant to an irrevocable election of the Employee (a "Withholding Election") made on or prior to the Withholding Date, instead pay all or any part of the Withholding Liability by the delivery to the Company of a stock certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance [such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) thereof on the Withholding Date], provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

         (b) Notwithstanding subsection (a) above, if the Employee is subject to
Section 16 of the Exchange Act on the Award Date, then the Employee may not make a Withholding Election unless:

                  (i) the Company shall have been subject to the reporting requirements of Section 13(a) of the Exchange Act for at least one year prior thereto and shall have filed all reports and statements required to be filed pursuant to such section during such year;

                  (ii) the Company on a regular basis releases quarterly and annual summary statements of its sales and earnings ("Financial Data") for publication on a wire service, in a financial news service or in a newspaper of general circulation, or Financial Data is otherwise made publicly available on a regular basis;

                  (iii) such Withholding Election is made during a period commencing on the third business day following a date upon which the Company releases Financial Data and ending on the twelfth business day following such date; and

                  (iv) such Withholding Election is not made during the six-month period commencing on the Award Date, except in the case of the death or disability of the Employee.

         (c) The Committee shall have sole discretion to approve or disapprove any Withholding Election and may adopt such rules and regulations as are consistent with and necessary to implement the foregoing. The Committee may permit the Employee to make a Withholding Election to pay withholding taxes in excess of the minimum amount required by law, provided that the amount of withholding taxes so paid does not exceed the estimated total federal, state and local tax liability of the Employee attributable to such sale or such termination of restrictions.

         6. Escrow.

         (a) Until a Forfeiture Period shall expire or terminate, (i) the record address of the holder of record of the Restricted Shares subject to such Forfeiture Period shall be c/o the Secretary of the Company at the address of the Company's principal executive office, (ii) the stock certificate representing such Restricted Shares (together with any cash, property and/or securities comprising all or any part of such Restricted Shares as provided in
Section 7 hereof) shall be held in escrow in the custody of the Secretary of the Company, duly endorsed in blank or accompanied by a duly executed stock powers, and (iii) such stock certificate shall contain the following legend:

         "The sale, pledge, hypothecation, assignment, transfer or other disposition of the shares evidenced by this certificate is restricted in accordance with a certain Restricted Stock Agreement between the named shareholder and the Company."


         (b) From and after the date upon which a Forfeiture Period shall expire or terminate, the holder of record of the Restricted Shares subject to such Forfeiture Period shall be entitled (provided that the Employee shall have paid the Withholding Liability to the Company pursuant to Section 5 hereof) to receive the stock certificate representing such Restricted Shares (together with any cash, property and/or securities comprising all or any part of such Restricted Shares as provided in Section 7 hereof), which stock certificate shall not contain the legend set forth in subsection (a)(iii) above.

         7. Voting; Dividends; Certain Corporate Transactions. The holder of record of any Restricted Share shall be entitled to exercise all voting rights with respect to such share and to receive all regular, quarterly cash dividends paid with respect thereto. In the event that the outstanding securities of any class then comprising the Restricted Shares are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, then, unless the Committee shall determine otherwise, the term "Restricted Shares," as used in this Agreement, shall, from and after the date of such event, include such cash, property and/or securities so distributed in respect of the Restricted Shares, or into or for which the Restricted Shares are so increased, decreased, exchanged or converted.

         8. Permitted Transfers. Notwithstanding anything to the contrary in this Agreement, the Employee may transfer any or all of the Restricted Shares by gift or sale (provided that the sale price of such Restricted Shares does not exceed $1.00 per share) to any of the following:

                  (a) one or more of the Employee's spouse, the Employee's son or daughter or a descendant of either, the Employee's father or mother or an ancestor of either, or the Employee's step-child or step-parent (each of the persons described in this clause (a) is referred to herein as a

         "Family Member"); and/or

                  (b) one or more trusts for the benefit of the Employee or one or more Family Members; provided, however, that (x) such transferred Restricted Shares shall continue to be subject to all of the terms and conditions of this Agreement as if the Employee continued to hold such shares, and the transferee of such shares shall, in a duly executed document delivered to the Company and reasonably satisfactory in form and substance to the Committee, consent thereto and agree to be bound by all of the terms and conditions of this Agreement as if such transferee were the Employee, and (y) such transferee shall deliver to the Secretary of the Company a duly executed stock powers with respect to such transferred Restricted Shares, which stock powers shall be held in escrow by the Secretary pursuant to Section 6 hereof. In determining whether any person is or is not a Family Member for purposes of this
         Section 8, a legally adopted child shall be deemed to be a child by blood.

         9. Plan. The Restricted Shares are being sold hereunder pursuant to the Plan, as in effect on the Award Date, and are subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Employee, without his or her consent, of the Restricted Shares or of any of the Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Employee. Until the applicable Forfeiture Period with respect to a Restricted Share shall expire or terminate, the Company shall, upon written request therefor, send a copy of the Plan, in its then current form, to the holder of record of such Restricted Share.

         10. Employment Rights. No provision of this Agreement shall (a) confer upon the Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of the Employee, with or without cause, or (c) confer upon Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. The Employee hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment of the Employee at any time and for any reason, or for no reason, unless the Employee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise.

         11. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, on the one hand, and the Employee and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

         12. Entire Agreement; Amendments and Waivers. This Agreement embodies the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be amended, modified, waived or cancelled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

         13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts made and performed entirely within such state.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Award Date.

                                        COMPUTER SCIENCES CORPORATION

                                        By
                                          -------------------------------------
Employee:                                  Name:
         -------------------------         Title:
SS#:



                                        By
                                          -------------------------------------
                                          Name:
                                          Title:

                                                      EXHIBIT (c)(14)(B)(ii)(a)



                         COMPUTER SCIENCES CORPORATION

                           1992 STOCK INCENTIVE PLAN

                           RESTRICTED STOCK AGREEMENT



                                                                   RS No.

          This Restricted Stock Agreement ("Agreement") is made and entered into as of the _______ day of __________________, 19__ (the "Award Date") by
and between Computer Sciences Corporation, a Nevada corporation (the "Company"), and ______________________________, a full-time employee of the
Company and/or one or more of its subsidiaries (the "Employee").

          WHEREAS, the Company's 1992 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company on June 15, 1992 and approved by the shareholders of the Company on August 10, 1992;

          WHEREAS, pursuant to the Plan, the Company is authorized to sell shares of its common stock, par value $1.00 per share (the "Common Stock"), to any employee of the Company or its subsidiaries upon such terms and conditions as shall be determined by the committee of the Board of Directors administering the Plan (the "Committee"); and

          WHEREAS, the Company desires to sell shares of Common Stock to the Employee, and the Employee desires to purchase such shares from the Company, upon the terms and conditions set forth herein, which terms and conditions have been approved by the Committee;

          NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

          1. Sale of Restricted Shares. The Company hereby sells to the Employee, and the Employee hereby purchases from the Company, _____ _____ shares of Common Stock (the "Restricted Shares"), which Restricted Shares are subject to all of the terms and conditions set forth in this Agreement, including, without limitation, the restrictions on transfer imposed pursuant to
Section 2 hereof. The purchase price for the Restricted Shares is $1.00 per share, and the Company hereby acknowledges the sufficiency of such purchase price and the Company's receipt thereof on or prior to the date upon which this Agreement shall be executed and on or within 60 days following the Award Date.

          2.     Certain Restrictions on Transfer.

          (a) No Restricted Share shall be sold, exchanged, assigned, alienated, pledged, hypothecated, gifted or otherwise transferred in any manner other than pursuant to Section 8 hereof; provided, however, that upon the expiration of each "Forfeiture Period" indicated below (or the earlier termination of such Forfeiture Period pursuant to the provisions of this Agreement), the foregoing restrictions on transfer shall cease to apply to the percentage of the Restricted Shares subject to such Forfeiture Period:

              Percentage of                         Expiration of
             Restricted Shares                     Forfeiture Period
             -----------------                     -----------------






          (b) Notwithstanding the foregoing, if the Employee shall cease to be a full-time employee of the Company or any of its subsidiaries because of an approved leave of absence, any Forfeiture Period that would otherwise expire during such leave of absence shall instead continue until and expire upon the earlier of (i) the first date thereafter upon which the Employee shall again be a full-time employee of the Company or any of its subsidiaries, or (ii) two years after the date upon which such leave of absence shall have commenced.

          3.     Early Termination of Forfeiture Periods.

          (a) Immediately prior to the occurrence of any of the following events, all applicable Forfeiture Periods shall terminate and no Restricted Share shall thereafter be subject to the restrictions on transfer imposed pursuant to Section 2 hereof:

                 (i) unless the Committee shall determine otherwise within ten business days thereafter, the public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of such person or entity, has become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (i), shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for or pursuant to the terms of any such plan;

                 (ii) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company, unless, prior to such date, the Board of Directors shall determine otherwise; or

                 (iii) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, unless, prior to such change of control, the Board of Directors shall determine otherwise.

          (b) Unless the Committee shall determine otherwise, including, without limitation, a determination to repurchase any such Restricted Shares pursuant to Section 4(c) hereof, all applicable Forfeiture Periods shall terminate and no Restricted Shares shall thereafter be subject to the restrictions on transfer imposed pursuant to Section 2 hereof upon the occurrence of any of the following events:

                 (i)      the dissolution or liquidation of the Company;

                 (ii) a sale of substantially all of the property and assets of the Company; or

                 (iii) a reorganization, merger or consolidation of the Company that results in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company.

          (c) In the event that the Employee shall not be a full-time employee of the Company or any of its subsidiaries on the date of any of the events specified in Section 3(a) or (b) hereof because of an approved leave of absence, such subsections shall become applicable to the Employee on the first date thereafter upon which the Employee shall again have become a full-time employee of the Company or any of its subsidiaries, provided that such day occurs within one year following the date upon which he or she shall have ceased to be such a full-time employee.

          (d) In addition, the Committee, in its sole discretion, may accelerate the expiration or termination of any Forfeiture Period at any time and for any reason.

          4. Repurchase of Restricted Shares. If any of the following events shall occur prior to the expiration or termination of any Forfeiture Period, then, unless the Committee shall determine otherwise, the Company shall repurchase all Restricted Shares subject to such Forfeiture Period at a purchase price of $1.00 per share:

          (a) the termination of the Employee's status as a full-time employee of the Company or any of its subsidiaries for no reason, or for any reason other than an approved leave of absence;

          (b) the failure of the Employee again to have become a full-time employee of the Company or any of its subsidiaries within one year following the date upon which he or she shall have ceased to be a full-time employee of the Company or any of its subsidiaries because of an approved leave of absence; or

          (c) the consummation of any of the following events (unless such event shall, pursuant to Section 3(b) hereof, cause such Forfeiture Period to terminate and such Restricted Shares to cease to be subject to the restrictions on transfer imposed pursuant to Section 2 hereof): (i) the dissolution or liquidation of the Company, (ii) a sale of substantially all of the property and assets of the Company or (iii) a reorganization, merger or consolidation of the Company that results in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company.

          5.     Payment of Withholding Taxes.

          (a) If the Company becomes obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the sale of the Restricted Shares to the Employee pursuant to this Agreement or the termination of the restrictions imposed upon the Restricted Shares hereunder, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax (the date upon which the Company becomes so obligated shall be referred to herein as the "Withholding Date"), then the Employee shall pay such amount (the "Withholding Liability") to the Company on the Withholding Date in cash or by check payable to the Company; provided, however, that, in the discretion of the Committee, the Employee may, pursuant to an irrevocable election of the Employee (a "Withholding Election") made on or prior to the Withholding Date, instead pay all or any part of the Withholding Liability by the delivery to the Company of a stock certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) thereof on the Withholding Date), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

          (b) Notwithstanding subsection (a) above, if the Employee is subject to Section 16 of the Exchange Act on the Award Date, then the Employee may not make a Withholding Election unless:

                 (i) (A) the Company shall have been subject to the reporting requirements of Section 13(a) of the Exchange Act for at least one year prior thereto and shall have filed all reports and statements required to be filed pursuant to such section during such year, (B) the Company on a regular basis releases quarterly and annual summary statements of its sales and earnings ("Financial Data") for publication on a wire service, in a financial news service or in a newspaper of general circulation, or Financial Data is otherwise made publicly available on a regular basis, and (C) such Withholding Election is made during a period commencing on the third business day following a date upon which the Company releases Financial Data and ending on the twelfth business day following such date; or

                 (ii) such Withholding Election is made at least six months prior to the Withholding Date.

          (c) The Committee shall have sole discretion to approve or disapprove any Withholding Election and may adopt such rules and regulations as are consistent with and necessary to implement the foregoing.

          6.     Escrow.

          (a) Until a Forfeiture Period shall expire or terminate, (i) the record address of the holder of record of the Restricted Shares subject to such Forfeiture Period shall be c/o the Secretary of the Company at the address of the Company's principal executive office, (ii) the stock certificate representing such Restricted Shares (together with any cash, property and/or securities comprising all or any part of such Restricted Shares as provided in
Section 7 hereof) shall be held in escrow in the custody of the Secretary of the Company, duly endorsed in blank or accompanied by a duly executed stock powers, and (iii) such stock certificate shall contain the following legend:


                  "The sale, pledge, hypothecation, assignment, transfer or other disposition of the shares evidenced by this certificate is restricted in accordance with a certain Restricted Stock Agreement dated as of (Award Date to be inserted) by and between the named shareholder and the Company."



          (b) From and after the date upon which a Forfeiture Period shall expire or terminate, the holder of record of the Restricted Shares subject to such Forfeiture Period shall be entitled (provided that the Employee shall have paid the Withholding Liability to the Company pursuant to Section 5 hereof) to receive the stock certificate representing such Restricted Shares (together with any cash, property and/or securities comprising all or any part of such Restricted Shares as provided in Section 7 hereof), which stock certificate shall not contain the legend set forth in subsection (a)(iii) above.

          7. Voting; Dividends; Certain Corporate Transactions. The holder of record of any Restricted Share shall be entitled to exercise all voting rights with respect to such share and to receive all regular, quarterly cash dividends paid with respect thereto. In the event that the outstanding securities of any class then comprising the Restricted Shares are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, then, unless the Committee shall determine otherwise, the term "Restricted Shares," as used in this Agreement, shall, from and after the date of such event, include such cash, property and/or securities so distributed in respect of the Restricted Shares, or into or for which the Restricted Shares are so increased, decreased, exchanged or converted.

          8. Permitted Transfers. Notwithstanding anything to the contrary in this Agreement, at any time following the expiration of six months after the Award Date the Employee may transfer any or all of the Restricted Shares to any person or entity; provided, however, that (a) such transferred Restricted Shares shall continue to be subject to all of the terms and conditions of this Agreement as if the Employee continued to hold such shares, and the transferee of such shares shall, in a duly executed document delivered to the Company and reasonably satisfactory in form and substance to the Committee, consent thereto and agree to be bound by all of the terms and conditions of this Agreement as if such transferee were the Employee, and (b) such transferee shall deliver to the Secretary of the Company a duly executed stock powers with respect to such transferred Restricted Shares, which stock powers shall be held in escrow by the Secretary pursuant to Section 6 hereof.

          9. Plan. The Restricted Shares are being sold hereunder pursuant to the Plan, as in effect on the Award Date, and are subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Employee, without his or her consent, of the Restricted Shares or of any of the Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Employee. Until the applicable Forfeiture Period with respect to a Restricted Share shall expire or terminate, the Company shall, upon written request therefor, send a copy of the Plan, in its then current form, to the holder of record of such Restricted Share.

          10. Employment Rights. No provision of this Agreement shall (a) confer upon the Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of the Employee, with or without cause, or (c) confer upon Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan.

The Employee hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment of the Employee at any time and for any reason, or for no reason, unless the Employee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise.

          11. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, on the one hand, and the Employee and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

          12. Entire Agreement; Amendments and Waivers. This Agreement embodies the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be amended, modified, waived or cancelled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

          13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts made and performed entirely within such state.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Award Date.



The foregoing is agreed to:                    COMPUTER SCIENCES CORPORATION



_____________________________                  By _____________________________

Employee:                                      Name:

                                               Title:

SS#:


Grant Date:


                                               By _____________________________
                                                  Name:

Grant Price:                                      Title:



Options Granted:

                                                           EXHIBIT (c)(14)(C)(a)


                         AGREEMENT WITH PARTICIPANTS IN
                   THE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



        This Agreement is made and entered into as of February 2, 1998 by and among Computer Sciences Corporation (the "Company"), Van B. Honeycutt, the Chairman, President and Chief Executive Officer of the Company (the "Chief Executive Officer"), and the person listed on Exhibit A attached hereto, who is both an employee of the Company or its affiliates and a participant in the Company's Supplemental Executive Retirement Plan (the "Employee").

        WHEREAS, the Supplemental Executive Retirement Plan was amended, effective as of the date hereof (as so amended, the "SERP");

        WHEREAS, Article III of the SERP provides that no person shall be a participant in the SERP unless such individual (a) has been specifically designated as such in a written instrument executed by the Chief Executive Officer and (b) has consented to be governed by the terms of the SERP pursuant to a written instrument satisfactory in form to the Company;

        WHEREAS, the parties hereto desire that this Agreement constitute a written instrument, satisfactory in form to the Company, pursuant to which the Chief Executive Officer specifically designates the Employee as a participant in the SERP and the Employee consents to be governed by the terms of the SERP;

        WHEREAS, all stock options and restricted stock which were issued by the Company to the Employee at any time and which are currently outstanding are listed on Exhibit A attached hereto (collectively, the "Stock Options" and the "Restricted Stock," respectively); and

        WHEREAS, the Company desires to confer an additional benefit, but not impose any additional obligations, upon the Employee under the agreements between the Company and the Employee relating to the Stock Options (collectively, the "Stock Option Agreements") and the Restricted Stock (collectively, the "Restricted Stock Agreements");

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants set forth herein, the parties hereto hereby agree as follows:

        1. Participation in the SERP. The Chief Executive Officer hereby confirms that, as contemplated in Article III of the SERP, he has designated the Employee as a participant in the SERP. The Employee hereby confirms that, as contemplated in Article III, the Employee has consented to be governed by the terms of the SERP (as amended effective as of the date hereof), and the Company hereby confirms that this Agreement is satisfactory in form for purposes of evidencing such consent.

        2.     Amendment of Stock Option Agreements.

               (a) Retirement Age Reduced from Age 65 to Age 62. Section 2(a)(ii) (or the similar provision) of each Stock Option Agreement dated on or after December 6, 1996, and Section 1A of each Stock Option Agreement dated prior to December 6, 1996, is hereby revised to reduce the retirement age from 65 to 62, and is hereby amended to read in its entirety as follows:

                      "Notwithstanding anything to the contrary in this
               Agreement, if the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated after February 2, 1998 by reason of the Retirement (as hereinafter defined) of the Employee, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the third anniversary of the date of such Retirement, provided that if the Employee shall die prior to such earlier date, the remaining vested portion of the Option shall remain exercisable until, but shall terminate upon, the earlier of the Expiration Date or the first anniversary of the date of the Employee's death. "Retirement" shall mean (X) retirement from the Company or any of its subsidiaries at age 55 or older (but less than 62), provided that the Employee shall have been a continuous full-time employee of the Company or its subsidiaries for at least 10 years prior thereto and the Board of Directors of the Company shall have determined within 90 days prior thereto that the Employee has made an outstanding contribution to the affairs of the Company or its subsidiaries, or (Y) retirement from the Company or any of its subsidiaries at age 62 or older."

               (b) Minimum Three-Month Exercise Period after Termination of Employment. Each of the Stock Option Agreements is hereby amended to add the following provision:

                      "Section 1B Notwithstanding anything to the contrary in
               this Agreement, if the Employee's status as a full-time employee of the Company or any of its subsidiaries is voluntarily or involuntarily terminated for any reason or for no reason, then the Option shall not terminate, or cease to be exercisable to purchase the underlying shares with respect to which the Option had vested as of the date of such termination of full-time status, prior to the earlier of the Expiration Date or three months after the date of such termination of full-time status."

               (c) Acceleration of Stock Options upon a Change of Control. With respect to each Stock Option Agreement which contains the following provision as Section 2(a)(i):

                      "Section 2(a)(i) Termination Within Three Years After
               Change of Control. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated for any reason, or for no reason, within three years after a Change of Control (as hereinafter defined), then (A) the portion of the Option that has not vested on or prior to the date of such termination of full-time status shall fully vest on such date and
               (B) the Option shall terminate upon the earliest of the Expiration Date, the third anniversary of the date of such termination of full-time status, or, if applicable, the first anniversary of the date of the Employee's death. "Change of Control" shall mean the first to occur of the following events:
               (V) the dissolution or liquidation of the Company; (W) a sale of substantially all of the property and assets of the Company; (X) a reorganization, merger or consolidation of the Company the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company; (Y) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or (Z) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")."

such provision is hereby deleted. All Stock Option Agreements are hereby amended to add the following provision as Section 2A:

                      "Section 2A Acceleration of Option Upon Change of Control.
               Notwithstanding anything to the contrary in this Agreement, upon the date of a Change of Control (as hereinafter defined): (A) the portion of the Option that has not vested on or prior thereto shall fully vest on such date and (B) the Option shall remain exercisable until, and shall terminate upon, the earlier of the Expiration Date or, if applicable, the first anniversary of the date of the Employee's death. "Change of Control" shall mean the first to occur of the following events: (U) the dissolution or liquidation of the Company; (V) a sale of substantially all of the property and assets of the Company; (W) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company; (X) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which does not result in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company, provided that the outstanding voting securities of the Company immediately prior to such business combination (or, if applicable, the securities of the Company into which such voting securities are converted as a result of such business combination) represent less than 50% of the voting power of the Company immediately following such business combination, (Y) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or (Z) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")."

               (d) Certain Determinations to be made by Continuing Members of the Compensation Committee. Section 2(c)(ii) (or the comparable provision) of each Stock Option Agreement is hereby amended to insert the phrase ", by vote of a majority of the directors of the Company who are, and immediately prior to such event were, members of the Committee," so that such subsection, together with the lead-in thereto, shall read in its entirety as follows:

                      "Section 2(c) The Committee, in its sole discretion, may
               accelerate the exercisability of the Option at any time and for any reason. In addition, the Option shall fully vest with respect to all Option Shares upon the first to occur of the following:

                             (i)    . . .

                             (ii) unless the Committee, by vote of a majority of
                      the directors of the Company who are, and immediately prior to such event were, members of the Committee, shall determine otherwise within ten business days thereafter, the public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of such person or entity, has become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (ii), shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for or pursuant to the terms of any such plan;"

        3.     Amendment of Restricted Stock Agreements.

               (a) Acceleration of Stock Options upon a Change of Control. With respect to each Restricted Stock Agreement which contains the following provision:

                      "Section 3(a) Immediately prior to the occurrence of any
               of the following events (or, if the Employee shall not be a full-time employee of the Company or any of its subsidiaries on the date of such event because of an approved leave of absence, upon the first day thereafter on which the Employee shall again have become a full-time employee of the Company or any of its subsidiaries), all applicable Forfeiture Periods shall terminate and no Restricted Share shall thereafter be subject to the restrictions on transfer imposed pursuant to Section 2 hereof:

                                 (i)the termination of the Employee's status as
                          a full-time employee of the Company or any of its subsidiaries for no reason, or for any reason, within three years following (A) the dissolution or liquidation of the Company, (B) a sale of substantially all of the property and assets of the Company, (C) a reorganization, merger or consolidation of the Company the consummation of which results in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company, (D) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or (E) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or"

such clause (i) is hereby deleted. All Restricted Stock Agreements are hereby amended to add the following provision as Section 3A:

                      "Section 3A Notwithstanding anything to the contrary in
               this Agreement, upon the first to occur of the following, all applicable Forfeiture Periods shall terminate and no Restricted Share shall thereafter be subject to the restrictions on transfer imposed pursuant to Section 2 hereof: (A) the dissolution or liquidation of the Company, (B) a sale of substantially all of the property and assets of the Company, (C) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which results in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company;
               (D) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which does not result in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company, provided that the outstanding voting securities of the Company immediately prior to such business combination (or, if applicable, the securities of the Company into which such voting securities are converted as a result of such business combination) represent less than 50% of the voting power of the Company immediately following such business combination; (E) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or (F) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")."

               (b) Certain Determinations to be made by Continuing Members of the Compensation Committee. Section 3(a)(ii) (or the comparable provision) of each Restricted Stock Agreement is hereby amended to insert the phrase ", by vote of a majority of the directors of the Company who are, and immediately prior to such event were, members of the Committee," so that Section 3(a) shall read in its entirety as follows:

                      "Section 3(a) Immediately prior to the occurrence of any
               of the following events (or, if the Employee shall not be a full-time employee of the Company or any of its subsidiaries on the date of such event because of an approved leave of absence, upon the first day thereafter on which the Employee shall again have become a full-time employee of the Company or any of its subsidiaries), all applicable Forfeiture Periods shall terminate and no Restricted Share shall thereafter be subject to the restrictions on transfer imposed pursuant to Section 2 hereof:

                             (i)    [DELETED]

                             (ii) unless the Committee, by vote of a majority of
                      the directors of the Company who are, and immediately prior to such event were, members of the Committee, shall determine otherwise within ten business days thereafter, the public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of such person or entity, has become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection, shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for or pursuant to the terms of any such plan."

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                                            --------------------------------
                                            EMPLOYEE



                                            --------------------------------
                                            VAN B. HONEYCUTT
                                            Chairman, President
                                                   and Chief Executive Officer,
                                                   Computer Sciences Corporation



                                            COMPUTER SCIENCES CORPORATION



                                            By
                                              ----------------------------------
                                                Hayward D. Fisk
                                                Vice President, General Counsel
                                                   and Secretary

                                    EXHIBIT A



Name of the Employee:
                      -------------------------

Description of Non-Qualified Stock Options:

                                                           Original Number of
Date of Grant                 Name of Plan                 Underlying Shares
-------------                 ------------                 ------------------







Description of Restricted Stock:

Date of Grant                 Name of Plan                 Number of Shares
-------------                 ------------                 ----------------

                                                           EXHIBIT (c)(14)(D)(a)



                    AMENDMENT OF RESTRICTED STOCK AGREEMENTS


        This Amendment of Restricted Stock Agreements ("Amendment") is unilaterally made and entered into by Computer Sciences Corporation (the "Company") as of February 2, 1998 for the purpose of amending the Restricted Stock Agreements by and between the Company and the person listed on Exhibit A attached hereto, who is an employee of the Company or its affiliates (the "Employee"), relating to the outstanding restricted stock listed on Exhibit A hereto (the "Agreements").

        WHEREAS, the Company desires to confer an additional benefit, but not impose any additional obligations, upon the Employee under the Agreements;

        NOW, THEREFORE, in consideration of the foregoing recital and the anticipated reliance by the Employee upon the amendment of the Agreements effected hereby, Section 3(a)(i) of each Agreement is hereby amended to insert the phrase ", by vote of a majority of the directors of the Company who are, and immediately prior to such event were, members of the Committee," and Section 3(b) of each Agreement is hereby amended to insert the following subsection
(iv):

        "(iv) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which does not result in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company, provided that the outstanding voting securities of the Company immediately prior to such business combination (or, if applicable, the securities of the Company into which such voting securities are converted as a result of such business combination) represent less than 50% of the voting power of the Company immediately following such business combination."

so that Section 3(a) and (b) shall read in their entirety as follows:

        "Section 3    Early Termination of Forfeiture Periods.

               (a) Immediately prior to the occurrence of any of the following events, all applicable Forfeiture Periods shall terminate and no Restricted Share shall thereafter be subject to the restrictions on transfer imposed pursuant to Section 2 hereof:

                      (i) unless the Committee, by vote of a majority of the
               directors of the Company who are, and immediately prior to such event were, members of the Committee, shall determine otherwise within ten business days thereafter, the public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities

               Exchange Act of 1934, as amended (the "Exchange Act") of such person or entity, has become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (i), shall not include
               (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for or pursuant to the terms of any such plan;"

                      (ii) any date upon which the directors of the Company who
               were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company, unless, prior to such date, the Board of Directors shall determine otherwise; or

                      (iii) a change of control of the Company of the type
               required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, unless, prior to such change of control, the Board of Directors shall determine otherwise.

             (b) Unless the Committee shall determine otherwise, including, without limitation, a determination to repurchase any such Restricted Shares pursuant to Section 4(c) hereof, all applicable Forfeiture Periods shall terminate and no Restricted Shares shall thereafter be subject to the restrictions on transfer imposed pursuant to Section 2 hereof upon the occurrence of any of the following events:

                      (i)    the dissolution or liquidation of the Company;

                      (ii) a sale of substantially all of the property and
               assets of the Company;

                      (iii) a merger, consolidation, reorganization or other
               business combination to which the Company is a party and the consummation of which results in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company; or

                      (iv) a merger, consolidation, reorganization or other
               business combination to which the Company is a party and the consummation of which does not result in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company, provided that the outstanding voting securities of the Company immediately prior to such business combination (or, if applicable, the securities of the Company into which such voting securities are converted as a result of such business combination) represent less than 50% of the voting power of the Company immediately following such business combination."

        IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the day and year first above written.

                                            COMPUTER SCIENCES CORPORATION



                                            By
                                              ----------------------------------
                                                Van B. Honeycutt
                                                Chairman, President
                                                   and Chief Executive Officer

                                    EXHIBIT A



Name of the Employee:
                      -------------------------

Description of Restricted Stock:

Date of Grant                 Name of Plan                 Number of Shares
-------------                 ------------                 ----------------